UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2016 (January 14, 2016)

ANCESTRY.COM LLC
(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 705-7000
Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2016, the Company announced that Rob Singer, the Company’s Chief Marketing Officer, has informed the Company that he will be stepping down as an officer of the Company effective February 28, 2016.  Mr. Singer may remain an employee of the Company through July 1, 2016 to aid in transition, but he will no longer serve as an officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC (Registrant)

BY:	/s/ William C. Stern
William C. Stern
Chief Legal Officer
Date: January 15, 2016